UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE l4A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240. l4a-l2

CINEVERSE CORP.

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4878-9214-9349v.1" "" 4878-9214-9349v.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

May 19, 2023

(Date of earliest event reported)

Cineverse Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Fifth Avenue, Suite M289, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

Cinedigm Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Capital Market

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2023, Cinedigm Corp. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Charter Amendment”) to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended to date (the “Charter”) pursuant to Section 242 of the Delaware General Corporation Law. Pursuant to the Charter Amendment, the Charter was amended to change the name of the Company from Cinedigm Corp. to Cineverse Corp. The Company’s Class A common stock will continue to trade on the Nasdaq Capital Market under the new symbol “CNVS.” The name change was effective on May 22, 2023 and the ticker symbol change will be effective on May 23, 2023.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference. The Company will post to its website at www.cineverse.com a copy of the video linked in the press release discussed above relating to the name change. The video can be seen here: https://youtu.be/Fg75e7Ch-e4.

On May 22, 2023, the Company issued a press release announcing the name change, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No. Description

3.1	Amendment dated May 19, 2023 to Fifth Amended and Restated Certificate of Incorporation.
99.1	Press Release dated May 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 22, 2023	By:	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	Chief Legal Officer, Secretary and Senior Advisor